Q3 2019 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO ANDRE FERNANDEZ, CFO November 7, 2019 1

NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward- looking statements in these materials include statements about NCR’s full year 2019 financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR's strategy and expected areas of focus to drive stockholder value creation including strategic growth platforms, revenue shift to recurring software and services revenue and its impact on revenue and revenue growth acceleration; spend optimization and related expected investments and results; areas of focus to improve productivity; payments platform integration; NCR's investment priorities and their expected benefits in 2019; NCR's acquisition strategy; NCR's capital structure and the effects of recent transactions including benefits to NCR and impact on earnings per share; and NCR's expected free cash flow generation and capital allocation strategy. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 28, 2019, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated November 7, 2019, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

NOTES TO INVESTORS NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non- GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. With respect to our non-GAAP diluted earnings per share and adjusted EBITDA guidance, we are no longer providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations and GAAP earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" means revenue for services under contract for which revenue is recognized over time and (ii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 3

OVERVIEW RESULTS EXCEED expectations Continued to IMPROVE EXECUTION BANKING REVENUE up 21% cc; ATM revenue up 60% cc Progress building STRATEGIC GROWTH PLATFORMS SIMPLIFIED capital structure 2019 REVENUE GUIDANCE increased 4

Q3 2019 FINANCIAL RESULTS Revenue FX Impact Adjusted EBITDA $(21) million $1.78 $278 $1.55 billion $219 million billion million Q3 2018 Q3 2019 Q3 2018 Q3 2019 Revenue up 15% as reported and up 17% CC Adjusted EBITDA up 27% Non-GAAP Diluted EPS Free Cash Flow FX Impact ($0.02) $57 million $0.73 $0.58 ($22) million Q3 2018 Q3 2019 Q3 2018 Q3 2019 Non-GAAP EPS up 26% as reported and up 30% CC Free cash flow up due to increased earnings 5

SHIFT TO SUBSCRIPTION to drive increased recurring revenue across our strategic growth platforms Digital First Digital First Digital First Banking Restaurant Retail Digital Digital Digital Small Connected Convenience Business Services and Fuel Essentials 6

PAYMENTS INTEGRATION Aloha Controlled Retail Controlled Aloha GA* by Q1 Deployment Deployment by 2020 & Retail GA by YE 2019 Q1 2020 by Q2 2020 * General Availability 7

BANKING $ in millions Revenue Operating Income +18% As Reported +43% As +21% CC Reported $942 +47% CC $795 $146 $102 Q3 18 Q3 19 Q3 18 Q3 19 Key Highlights • Revenue up 21% CC driven by ATM hardware revenue growth of 60% CC and related software as well as services revenue growth • Operating Income up 47% CC driven by higher software revenue and improved hardware profitability 8

RETAIL $ in millions Revenue +12% As Operating Income Reported +13% CC +24% As Reported $539 +28% CC $483 $36 $29 Q3 18 Q3 19 Q3 18 Q3 19 Key Highlights • Revenue up 13% CC driven by increase in payments, self-checkout and services revenue • Operating Income up 28% CC driven by increased volume and improved hardware profitability 9

HOSPITALITY $ in millions Revenue Operating Income +12% As Reported +13% CC $216 $193 -33% As Reported $15 -34% CC $10 Q3 18 Q3 19 Q3 18 Q3 19 Key Highlights • Revenue up 13% CC driven by increase in cloud, payments and point-of-sale revenue • Operating Income down 34% CC driven by increased investment in NCR Silver and payments partially offset by improved hardware profitability 10

SUPPLEMENTAL REVENUE $ in millions Q3 2019 Q3 2018 % Change % Change CC Software $512 $480 7% 7% Services $640 $616 4% 6% Hardware $631 $454 39% 42% ATM $368 $237 55% 60% SCO/POS $263 $217 21% 22% Total Revenue $1,783 $1,550 15% 17% Key Highlights • Software growth of 7% CC driven by an increase in ATM-related software revenue as well as an increase in cloud and payments revenue • Services growth of 6% CC driven by an increase in hardware sales and managed services offerings • Hardware growth of 42% CC driven by 60% CC growth in ATM revenue and 22% CC growth in SCO/POS revenue 11

FREE CASH FLOW, NET DEBT & EBITDA $ in millions Free Cash Flow Q3 2019 Q3 2018 Cash provided by Operating Activities $155 $68 Total capital expenditures ($82) ($78) Cash used in Discontinued Operations ($16) ($12) Free Cash Flow $57 ($22) Net Debt & EBITDA Q3 2019 Q2 2019 Q3 2018 Debt $3,630 $3,116 $3,127 Cash ($388) ($335) ($334) Net Debt $3,242 $2,781 $2,793 Adjusted EBITDA LTM $1,045 $986 $980 Net Debt / Adjusted EBITDA 3.1x 2.8x 2.9x 12

CAPITAL STRUCTURE UPDATE Summary of Transactions Benefits • Amended/extended senior secured credit facility • Extended weighted average debt maturity • Refinanced notes due in 2021 with new 8- and • Reduced refinancing risk 10-yr senior notes for $1B • Improved covenants • Retired Series A Convertible Preferred Stock • Eliminates $28.5M annual dividends in 2020+ held by Blackstone • Reduces dilutive share count by 7.9M • Partially offsets dilution from employee stock • Repurchased $96M common shares in Q3 compensation Financial Impact Expected to be dilutive to FY 2019 by $0.03 and neutral to FY 2020 13

2019 GUIDANCE Current Guidance (1) (3) Previous Guidance Revenue Growth 5% - 6% 3% - 4% Adjusted EBITDA $1,040 - $1,080 $1,040 - $1,080 Non-GAAP Diluted EPS (2) $2.75 - $2.85 $2.75 - $2.85 Cash Flow from Operations $705 - $730 $705 - $730 Free Cash Flow $300 - $350 $300 - $350 $ in millions, except per share amounts (1) Revenue growth guidance raised to 5% to 6% with all other guidance reaffirmed (2) For FY 2019, we have assumed an effective tax rate of 23% to 24% and a share count of 150 million compared to an effective tax rate of 19% and a share count of 150 million in FY 2018. (3) We are no longer providing GAAP diluted earnings per share and GAAP net income from continuing operations guidance or the reconciliation because we are unable to predict with reasonable certainty the reconciling items without unreasonable effort. 14

LOOKING FORWARD • Solid execution in Q3 reinforces full year confidence • Drive profitable growth with targeted investments • Shift to software, services and recurring revenue • Improve cost structure • Allocate capital to highest growth and return on investment opportunities • Drive cash flow generation 15

SUPPLEMENTARY MATERIALS 16

Q3 2019 GAAP RESULTS % Change Q3 2019 Q3 2018 As Reported Revenue $1,783 $1,550 15% Gross Margin 507 410 24% Gross Margin Rate 28.4% 26.5% Operating Expenses 335 285 18% % of Revenue 18.8% 18.4% Operating Income 172 125 38% % of Revenue 9.6% 8.1% Interest and other expense (64) (53) 21% Income Tax Expense (Benefit) 4 (15) 127% Effective Income Tax Rate 3.7% (21)% Net Income from Continuing Operations (attributable to NCR) $105 $85 24% Diluted EPS $0.21 $0.57 (63)% $ in millions, except per share amounts 17

Q3 2019 OPERATIONAL RESULTS % Change % Change Q3 2019 Q3 2018 As Constant Reported Currency Revenue $1,783 $1,550 15% 17% Gross Margin (non-GAAP) 513 425 21% 23% Gross Margin Rate (non-GAAP) 28.8% 27.4% 140 bps 150 bps Operating Expenses (non-GAAP) 311 264 18% 20% % of Revenue 17.4% 17.0% 40bps 50bps Operating Income (non-GAAP) 202 161 25% 29% % of Revenue 11.3% 10.4% 90bps 110bps Interest and other expense (non-GAAP) (58) (53) 9% 13% Income Tax Expense (non-GAAP) 34 20 70% 76% Effective Income Tax Rate (non-GAAP) 23.6% 18.5% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 111 86 29% 34% Diluted EPS (non-GAAP) $0.73 $0.58 26% 30% $ in millions, except per share amounts 18

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to- market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. 19

NON-GAAP MEASURES Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period- over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve- month Adjusted EBITDA. 20

NON-GAAP MEASURES NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. With respect to our non-GAAP diluted earnings per share and Adjusted EBITDA guidance, we are no longer providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations and GAAP earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Refer to the heading "Non-GAAP Financial Measures" for additional information regarding our use of non-GAAP financial measures. 21

GAAP TO NON-GAAP RECONCILIATION Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q3 2019 Q2 2019 Q3 2018 LTM LTM LTM Q3 2019 Q3 2018 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 197 $ 177 $ (38) $ 105 $ 85 Pension Mark-to-Market Adjustments (45) (45) 28 — — Transformation/Restructuring Costs 172 181 101 7 16 Acquisition-Related Amortization of Intangibles 85 83 93 22 20 Acquisition-Related Costs 6 5 3 1 — Long-lived and Intangible Asset Impairment Charges — — 183 — — Interest Expense 186 176 166 53 43 Interest Income (5) (5) (3) (1) (1) Depreciation and Amortization 235 232 239 59 56 Income Taxes 121 102 144 4 (15) Stock Compensation Expense 93 80 64 28 15 Adjusted EBITDA (non-GAAP) $ 1,045 $ 986 $ 980 $ 278 $ 219 $ in millions 22

GAAP TO NON-GAAP RECONCILIATION

Q3 2019 QTD

	Q3 QTD 2019 GAAP	Transformation and Restructuring costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing	Valuation Allowance Release	Q3 QTD 2019 non-GAAP
Product revenue	**$712**	$—	$—	$—	$—	$—	**$712**
Service revenue	**1,071**	—	—	—	—	—	**1,071**
Total revenue	**1,783**	**—**	**—**	—	—	—	**1,783**
Cost of products	**555**	—	(2)	—	—	—	**553**
Cost of services	**721**	(1)	(3)	—	—	—	**717**
Gross margin	**507**	**1**	**5**	—	—	—	**513**
Gross margin rate	***28.4%***	*0.1%*	*0.3%*	*—%*	*—%*	*—%*	***28.8%***
Selling, general and administrative expenses	**$271**	(6)	(17)	(1)	—	—	**$247**
Research and development expenses	**64**	—	—	—	—	—	**64**
Total operating expenses	**$335**	(6)	(17)	($1)	$—	$—	**$311**
Total operating expense as a % of revenue	***18.8%***	*(0.3)%*	*(1.0)%*	*(0.1)%*	*—%*	*—%*	***17.4%***
Income from operations	**172**	**7**	**22**	**1**	**—**	**—**	**202**
Income from operations as a % of revenue	***9.6%***	*0.4%*	*1.2%*	*0.1%*	*—%*	*—%*	***11.3%***
Interest and Other (expense) income, net	**(64)**	—	—	—	6	—	**(58)**
Income from continuing operations before income taxes	**108**	7	22	1	6	—	**144**
Income tax (benefit) expense	**4**	2	4	(2)	1	25	**34**
Effective income tax rate	***3.7%***						***23.6%***
Income from continuing operations	**104**	5	18	3	5	(25)	**110**
Net income (loss) attributable to noncontrolling interests	**(1)**	—	—	—	—	—	**(1)**
Income from continuing operations (attributable to NCR)	**$105**	**$5**	**$18**	**$3**	**$5**	**($25)**	**$111**
Diluted earnings per share	**$0.21**	**0.03**	**0.12**	**$0.02**	**$0.03**	**($0.17)**	**$0.73**
Diluted shares outstanding	**123.4**						**151.2**

$ in millions, except per share amounts

23

GAAP TO NON-GAAP RECONCILIATION Q3 2019 QTD Q3 QTD 2019 Q3 QTD 2019 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $105 $111 Dividends on convertible preferred shares $(79) — Income from continuing operations attributable to NCR common stockholders $26 $111 Weighted average outstanding shares: Weighted average diluted shares outstanding 123.4 123.4 Weighted as-if converted preferred shares — 27.8 Total shares used in diluted earnings per share 123.4 151.2 Diluted earnings per share (1) $0.21 $0.73 $ in millions, except per share amounts (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 24

GAAP TO NON-GAAP RECONCILIATION Q3 2018 QTD Acquisition- Q3 QTD Transformation related Impact of Q3 QTD 2018 Costs amortization U.S. Tax 2018 non- GAAP of Reform GAAP intangibles Product revenue 534 $— $— — 534 Service revenue 1,016 — — — 1,016 Total revenue 1,550 — — — 1,550 Cost of products 473 (8) (3) — 462 Cost of services 667 (1) (3) — 663 Gross margin 410 9 6 — 425 Gross margin rate 26.5% 0.5% 0.4% —% 27.4% Selling, general and administrative expenses $226 (6) (14) — $206 Research and development expenses 59 (1) — — 58 Total expenses $285 (7) (14) — $264 Total expense as a % of revenue 18.4% (0.5)% (0.9)% —% 17.0% Income from operations 125 16 20 — 161 Income from operations as a % of revenue 8.1% 1.0% 1.3% —% 10.4% Interest and Other (expense) income, net (53) — — — (53) Income from continuing operations before income taxes 72 16 20 — 108 Income tax expense (15) (8) 5 38 20 Effective income tax rate (20.8)% 18.5% Income from continuing operations 87 24 15 (38) 88 Net income attributable to noncontrolling interests 2 — — — 2 Income from continuing operations (attributable to NCR) 85 24 15 (38) 86 Diluted (loss) earnings per share $0.57 $0.16 $0.10 ($0.25) $0.58 Diluted shares outstanding 149.3 149.3 $ in millions, except per share amounts 25

GAAP TO NON-GAAP RECONCILIATION Q3 2018 QTD Q3 QTD 2018 Q3 QTD 2018 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $85 $86 Income from continuing operations attributable to NCR common $85 $86 stockholders Weighted average outstanding shares: Weighted average diluted shares outstanding 120.9 120.9 Weighted as-if converted preferred shares 28.4 28.4 Total shares used in diluted earnings per share 149.3 149.3 Diluted earnings per share (1) $0.57 $0.58 $ in millions, except per share amounts (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 26

GAAP TO NON-GAAP RECONCILIATION Q3 2019 QTD Revenue Growth % (GAAP) to Revenue Growth Constant Currency % (non-GAAP) Revenue Growth Revenue Growth Favorable Constant % (GAAP) (unfavorable) FX Currency % impact (non-GAAP) Banking 18% (3%) 21% Retail 12% (1%) 13% Hospitality 12% (1%) 13% Other 9% (1%) 10% Total Revenue Growth % 15% (2)% 17% 27

GAAP TO NON-GAAP RECONCILIATION Q3 2019 QTD Revenue Growth % (GAAP) to Revenue Growth Constant Currency % (non-GAAP) Revenue Growth Revenue Growth Favorable Constant % (GAAP) (unfavorable) FX Currency % impact (non-GAAP) Software 7% —% 7% Services 4% (2%) 6% Hardware 39% (3%) 42% ATM 55% (5%) 60% SCO/POS 21% (1%) 22% Total Revenue Growth % 15% (2)% 17% 28

GAAP TO NON-GAAP RECONCILIATION Q3 2019 QTD Operating Income and Operating Income Rate (non-GAAP) to Operating Income and Operating Income Rate (GAAP) Operating Income Operating Income Rate Banking $146 15.5% Retail 36 6.7% Hospitality 10 4.6% Other 10 11.6% Total Operating Income (non-GAAP) 202 11.3% Less: Transformation and restructuring costs 7 0.4% Acquisition-related amortization of intangibles 22 1.2% Acquisition-related costs 1 0.1% Total Operating Income (GAAP) $172 9.6% $ in millions 29

GAAP TO NON-GAAP RECONCILIATION Q3 2018 QTD Operating Income and Operating Income Rate (non-GAAP) to Operating Income and Operating Income Rate (GAAP) Operating Income Operating Income Rate Banking $102 12.8% Retail 29 6.0% Hospitality 15 7.8% Other 15 19.0% Total Operating Income (non-GAAP) 161 10.4% Less: Transformation and restructuring costs 16 1.0% Acquisition-related amortization of intangibles 20 1.3% Total Operating Loss (GAAP) $125 8.1% $ in millions 30

GAAP TO NON-GAAP RECONCILIATION Q3 2019 QTD Operating Income % (GAAP) to Operating Income Constant Currency % (non-GAAP) Operating Favorable Operating Income Growth (unfavorable) FX Income Growth % (GAAP) impact % (non-GAAP) Banking 43% (4%) 47% Retail 24% (4%) 28% Hospitality (33%) 1% (34%) Other (33%) (4%) (29%) Total Operating Income % 25% (4)% 29% 31

GAAP TO NON-GAAP RECONCILIATION Q3 2019 QTD % Change Favorable % Change Q3 Operational Results As (unfavorable) Constant Reported FX impact Currency Revenue 15% (2%) 17% Gross Margin (non-GAAP) 21% (2)% 23% Gross Margin Rate (non-GAAP) 140 bps (10 bps) 150 bps Operating Expenses (non-GAAP) 18% (2%) 20% % of Revenue 40bps (10)bps 50bps Operating Income (non-GAAP) 25% (4%) 29% % of Revenue 90bps (20)bps 110bps Interest and other expense (non-GAAP) 9% (4%) 13% Income Tax Expense (non-GAAP) 70% (6)% 76% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 29% (5)% 34% Diluted EPS (non-GAAP) 26% (3%) 30% $ in millions, except per share amounts 32

GAAP TO NON-GAAP RECONCILIATION Free Cash Flow 2019 Guidance Cash Provided by Operating Activities $705 - $730 Less: Total capital expenditures (350) - (375) Less: Cash used in Discontinued Operations (30) Free Cash Flow $300 - $350 $ in millions 33

THANK YOU 34